\

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      June 12, 2003

Universal Access Global Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28559

(Commission File Number)

36-4408076

(IRS Employer Identification Number)

233 South Wacker Drive, Suite 600, Chicago, Illinois 60606

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 660-5000

Item 5.    Other Events and Regulation FD Disclosure.

On June 12, 2003, Universal Access Global Holdings Inc. (the “Company”) issued a press release announcing the resignation of Lance B. Boxer as the Company’s interim Chief Executive Officer and as a director, effective July 15, 2003.  An excerpt from the press release is attached hereto as Exhibit 99.1.

On June 12, 2003, the Company issued a press release announcing that it has changed the date of its Annual Meeting of Stockholders to July 21, 2003.  An excerpt from the press release is attached hereto as Exhibit 99.2.

Robert J. Pommer, Jr., Senior Vice President, Government and Strategic Channels, has resigned from the Company effective June 13, 2003.

Item 7.    Financial Statements and Exhibits.

                (c)           Exhibits.

Exhibit No.

99.1                           Excerpt from Press Release by the Company dated June 12, 2003 referred to in Item 5 above.

99.2                           Excerpt from Press Release by the Company dated June 12, 2003 referred to in Item 5 above.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       June 12, 2003

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

By:	/S/ Randall R. Lay
Randall R. Lay
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit

99.1	Excerpt from Press Release by the Company dated June 12, 2003 referred to in Item 5 above.

99.2	Excerpt from Press Release by the Company dated June 12, 2003 referred to in Item 5 above.